Exhibit 99.2

Eve Holding, Inc. Announces Completion of Business Combination Between Zanite Acquisition Corp. and EVE UAM, LLC

Eve Holding, Inc. to Trade on the New York Stock Exchange Under the Symbol “EVEX”

MELBOURNE, FL – May 9, 2022 – Eve Holding, Inc. (the “Company”), formerly known as Zanite Acquisition Corp. (Nasdaq: ZNTE, ZNTEU, ZNTEW) (“Zanite”), announced today that it has closed the previously announced business combination (the “transaction”) with Eve UAM, LLC (“Eve”), a leader in the development of next-generation Urban Air Mobility (“UAM”) solutions and a subsidiary of Embraer S.A. (“Embraer”). The transaction was approved by Zanite’s stockholders on May 6, 2022.

With the transaction now complete, Zanite has changed its name to “Eve Holding, Inc.” In connection with the closing of the transaction, Zanite’s securities will be voluntarily delisted from the Nasdaq Capital Market after market close on May 9, 2022, and the Company’s common stock and public warrants are expected to begin trading on the New York Stock Exchange on May 10, 2022 under the symbols “EVEX and “EVEXW”, respectively.

“The successful completion of this transaction is an important milestone, providing capital and strategic support for Eve to play a pivotal role in accelerating the global UAM ecosystem. The funding raised through the transaction provides Eve with growth capital and positions Eve well to execute its development plans, aided by our ongoing strategic partnership with Embraer. We intend to further strengthen our position as a leading global UAM player by delivering an effective and sustainable new mode of urban transportation,” said the Company’s Co-CEO Andre Stein.

The Company’s Co-CEO Jerry DeMuro added, “The closing of this transaction sets us on a path to further develop and commercialize our comprehensive UAM solution. I believe that our skilled team, world-class board and extensive strategic global partnerships provide superior positioning for Eve to execute on key development initiatives in the years ahead, in our quest to deliver strong value creation for our stakeholders.”

An upsized $357 million PIPE priced at $10.00 per share also closed on May 6, 2022, immediately prior to the closing of the transaction. The PIPE includes investments of $185 million from Embraer, $25 million from Zanite’s sponsor and $147 million from a consortium of leading financial and strategic investors including Acciona, Azorra Aviation, BAE Systems, Bradesco BBI, Falko Regional Aircraft, Republic Airways, Rolls-Royce, SkyWest, Inc., Space Florida and Thales USA.

White & Case LLP served as legal advisor to Zanite. Jefferies LLC, BTIG, LLC and Cowen and Company LLC served as financial advisors and capital markets advisors to Zanite. Skadden, Arps, Slate, Meagher & Flom LLP and Mattos Filho, Veiga Filho, Marrey Jr. e Quiroga Advogados served as legal advisors to Embraer and Embraer Aircraft Holding, Inc. Raymond James & Associates, Inc. served as financial advisor and capital markets advisor to Eve and Banco Santander (Brasil) S.A., Banco Bradesco BBI S.A. and Banco Itaú International served as financial advisors to Eve.

Image: https://bit.ly/3yoZW4A

Follow Eve and Embraer on Twitter: @Eveairmobility @Embraer

About Eve

Eve is dedicated to accelerating the UAM ecosystem. Benefitting from a startup mindset, backed by Embraer’s more than 50-year history of aerospace expertise, and with a singular focus, Eve is taking a holistic approach to progressing the UAM ecosystem, with an advanced eVTOL project, a comprehensive global services and support network and a unique air traffic management solution. For more information, please visit www.eveairmobility.com.

About Zanite

Zanite was formed as a special purpose acquisition company to focus on the aviation sector. Zanite’s sponsor is managed by Kenneth C. Ricci, Principal of Directional Aviation Capital, and Steven H. Rosen, Co-Founder and Co-Chief Executive Officer of Resilience Capital Partners. For more information, please visit www.zaniteacquisition.com.

About Embraer

A global aerospace company headquartered in Brazil, Embraer (NYSE: ERJ) has businesses in Commercial and Executive aviation, Defense & Security and Agricultural Aviation. The company designs, develops, manufactures and markets aircraft and systems, providing Services & Support to customers after-sales. Since it was founded in 1969, Embraer has delivered more than 8,000 aircraft. On average, about every 10 seconds an aircraft manufactured by Embraer takes off somewhere in the world, transporting over 145 million passengers a year. Embraer is the leading manufacturer of commercial jets up to 150 seats and the main exporter of high value-added goods in Brazil. The company maintains industrial units, offices, service and parts distribution centers, among other activities, across the Americas, Africa, Asia and Europe. For more information, please visit www.embraer.com.

Forward-Looking Statements

Certain statements in this press release include “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target”, “may”, “intend”, “predict”, “should”, “would”, “predict”, “potential”, “seem”, “future”, “outlook” or other similar expressions (or negative versions of such words or expressions) that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the Company’s expectations with respect to future performance and anticipated financial impacts of the business combination. These statements are based on various assumptions, whether or not identified herein, and on the current expectations of the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions, and such differences may be material. Many actual events and circumstances are beyond the control of the Company.

These forward-looking statements are subject to a number of risks and uncertainties, including: (i) changes in domestic and foreign business, market, financial, political and legal conditions; (ii) failure to realize the anticipated benefits of the business combination; (iii) risks relating to the uncertainty of the projected financial information with respect to the Company; (iv) the outcome of any legal proceedings that may be instituted against the Company following the completion of the business combination; (v) future global, regional or local economic and market conditions, including the growth and development of the urban air mobility market; (vi) the development, effects and enforcement of laws and regulations; (vii) the Company’s ability to grow and manage future growth, maintain relationships with customers and suppliers and retain its key employees; (viii) the Company’s ability to develop new products and solutions, bring them to market in a timely manner, and make enhancements to its platform; (ix) the Company’s ability to successfully develop, obtain certification for and commercialize its aircraft, (x) the effects of competition on the Company’s future business; (xi) the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; (xi) the impact of the global COVID-19 pandemic and (xii) those factors discussed in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission (the “SEC”) on April 13, 2022 (the “Proxy Statement”) under the heading “Risk Factors,” and other documents of the Company filed, or to be filed, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company does not presently know or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date of this press release. The Company anticipates that subsequent events and developments will cause the Company’s assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this press release and undue reliance should not be placed upon the forward-looking statements.

Contacts

investors@eveairmobility.com

media@eveairmobility.com